                           SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                             WESTWOOD CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                Not Applicable
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                             WESTWOOD CORPORATION

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held December 14, 2000


To the Stockholders of
WESTWOOD CORPORATION:


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Westwood Corporation (the "Company"), a Nevada corporation, will be held in the executive offices of the Company at 12402 East 60th Street, Tulsa, Oklahoma 74146-9622, on Thursday, December 14, 2000, at 10:00 a.m., local time, for the following purposes:

     1.   To elect the Directors of the Company for the ensuing year;

     2. To consider and act upon a proposal to amend the 1992 Directors Stock Option Plan as described in the accompanying Proxy Statement;

     3. To consider and act upon a proposal to approve the Company's 2000 Directors Stock Option Plan as described in the accompanying Proxy Statement; and

     4. To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The Board of Directors has fixed the close of business on October 12, 2000, as the record date for the meeting, and only holders of the Company's common stock of record at such time will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. As of the record date, the Company had 6,891,647 shares of common stock outstanding, entitled to one vote per share. The affirmative vote of the holders of a majority of the Company's outstanding common stock is required to elect the nominees, and to approve Proposals 2 and 3.

     Enclosed with this Notice are the Proxy Statement and Proxy solicited by management on behalf of the Company, and a copy of the Company's 2000 Annual Report.

                                           BY ORDER OF THE BOARD OF DIRECTORS

                                             /s/ Ernest H. McKee
                                           -------------------------------------
                                           Ernest H. McKee
Attest:

  /s/ John P. Gigas
--------------------------
John P. Gigas, Secretary
[ Corporate Seal ]

Tulsa, Oklahoma
October 31, 2000


IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE. IF YOU DO ATTEND THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                             WESTWOOD CORPORATION

                                PROXY STATEMENT
                                ---------------


     The accompanying Proxy is solicited by the Board of Directors of Westwood Corporation (the "Company"), on behalf of the Company, for use at the Annual Meeting of Stockholders to be held on Thursday, December 14, 2000, and at any adjournment(s) thereof. The Annual Meeting will be held at 10:00 a.m., Central Standard Time, in the executive offices of the Company at 12402 East 60th Street, Tulsa, Oklahoma. If the accompanying Proxy is properly executed and returned, the shares it represents will be voted in favor of the proposals described in this Proxy Statement. Any Stockholder giving a Proxy has the power to revoke it by oral or written notice to the Secretary of the Company at any time before it is voted. The record date for voting and for entitlement to receipt of the Proxy Statement is October 12, 2000.

     The approximate date on which this Proxy Statement and the accompanying Proxy will first be sent to Stockholders is November 8, 2000.

                         Record Date and Voting Rights

     Only Stockholders of record at the close of business on October 12, 2000, will be entitled to notice of and to vote at the Annual Meeting. As of the record date, the Company had outstanding 6,891,647 shares of common stock entitled to one vote per share. A majority of the shares entitled to vote, represented in person or by Proxy, shall constitute a quorum. Abstentions and broker non-votes are counted as present for purposes of determining the existence of a quorum.

                        Dissenters' Right of Appraisal

     Pursuant to Nevada corporation law, the actions contemplated to be taken at the Annual Meeting do not create appraisal or dissenters' rights.


                                STOCK OWNERSHIP

     The following table sets forth information regarding the ownership of the Company's common stock by (i) each beneficial owner of more than 5% of the outstanding common stock, (ii) each Director, (iii) the Chief Executive Officer and the Chief Financial Officer, and (iv) the Executive Officers and Directors as a group. The information is given as of March 31, 2000, except as noted. Unless otherwise indicated, each of the Stockholders has sole voting and investment power with respect to the shares beneficially owned.

--------------------------------------------------------------------------------------------------------------
        Name of Owner or                           10% Con-                       Common            Percent
       Identity of Group           Options     vertible Subor-    Warrants(a)    Stock(b)           of Out-
                                               dinated Notes(a)                                   standing(b)
--------------------------------------------------------------------------------------------------------------
Ernest H. McKee
2902 E. 74th Street               141,030(c)          190,000       95,000       1,377,040                 20%
Tulsa, Oklahoma 74136
--------------------------------------------------------------------------------------------------------------
John P. Gigas
5423 East 106th Street            120,000(d)             ----         ----            ----               ----
Tulsa, Oklahoma 74137
--------------------------------------------------------------------------------------------------------------
William J. Preston
1717 Woodstead Court               50,000(e)          190,000       95,000         770,558               11.2%
The Woodlands, Texas 77380
--------------------------------------------------------------------------------------------------------------
Richard E. Minshall
320 South Boston Avenue           141,030(c)          190,000(f)    95,000(f)      318,356(g)             4.6%
Suite 1300
Tulsa, Oklahoma 74103
--------------------------------------------------------------------------------------------------------------
Anthony Pantaleoni
666 Fifth Avenue                  141,030(c)          165,000(h)    82,500(h)      196,938(i)             2.9%
New York, New York 10103
--------------------------------------------------------------------------------------------------------------
John H. Williams, Sr.
1800 South Baltimore Ave.          55,000(j)           90,000       45,000          17,000                 .3%
Tenth Floor
Tulsa, Oklahoma 74119
--------------------------------------------------------------------------------------------------------------
Paul R. Carolus
8511 South Canton Avenue          116,830(k)             ----         ----         380,621                5.5%
Tulsa, Oklahoma 74137
--------------------------------------------------------------------------------------------------------------
Robert E. Lorton
1440 South Owasso Avenue             ----                ----         ----         348,491                5.1%
Tulsa, Oklahoma 74120-5609
--------------------------------------------------------------------------------------------------------------
All Executive Officers
and Directors as a Group          648,090             825,000      412,500       2,679,892               38.9%
(6 persons)
--------------------------------------------------------------------------------------------------------------


     (a) On December 23, 1999, the Company issued 10% Subordinated Convertible Notes in the face amount of $1,000,000. The shares set forth in this column are included within Units of the Company purchased for $10,000 per Unit. Each Unit consists of a 10% Convertible Subordinated Note in the amount of $10,000, convertible into 10,000 shares of common stock, and one warrant to purchase 5,000 shares of common stock at an exercise price of $1.00 per share. The maturity date for each 10% Convertible Subordinated Note, and the expiration date of each warrant, is December 23, 2004. The 10% Subordinated Convertible Notes are callable by the Company, under certain conditions, at the Company's option after December 15, 2001, upon thirty (30) days' notice, in the event the Company's common stock closing price is in excess of $2.50 per share for thirty
(30) consecutive days within sixty (60) days of notice of redemption.

     (b) Does not include shares under the 10% Convertible Subordinated Notes, warrants or unexercised Options.

     (c) Under the 1992 Directors' Stock Option Plan (the "Directors' Plan"), Messrs. McKee, Minshall and Pantaleoni have received Options to acquire a total of 141,030 shares of the Company's common stock. As of March 31, 2000, each of these Directors is vested in, and holds exercisable Options to acquire 116,830 shares. Options to acquire the balance of 24,200 shares will vest and become exercisable for 12,100 shares on each of September 3, 2000 and 2001.

     (d) Pursuant to his employment agreement, Mr. Gigas received an Option to acquire a total of 120,000 shares of the Company's common stock. As of March 31, 2000, Mr. Gigas is vested in, and holds exercisable Options to acquire 60,000 shares. Options to acquire the balance of 60,000 shares will vest and become exercisable for 30,000 shares on each of June 30, 2000, and September 30, 2000.

     (e) Pursuant to the Directors' Plan, Mr. Preston received an Option to acquire a total of 50,000 shares of the Company's common stock. This Option vests in 20% increments (10,000 shares) on each October 27, 2000, through 2004.

     (f) The shares represented include 19 Units held by Capital Advisors, Inc., of which Mr. Minshall is the Chief Executive Officer and controlling shareholder. (See note (a) above.)

     (g) Includes 129,967 shares of common stock owned beneficially by Mr. Minshall individually; 5,371 shares owned beneficially by Mr. Minshall's wife; 181,934 shares held beneficially by Capital Advisors, Inc., and 1,084 shares owned by Minshall & Company, Inc. Mr. Minshall is the Chief Executive Officer and controlling shareholder of Capital Advisors, Inc., and Minshall & Company, Inc. The shares represented do not include 74,855 shares owned by a revocable trust for the benefit of Mr. Minshall's mother, of which Mr. Minshall is Trustee. Mr. Minshall does not claim any beneficial ownership in the shares held by the trust.

     (h) The shares represented include 5 Units owned beneficially by Mr. Pantaleoni; 4 Units owned by the Anthony Pantaleoni Trust, of which he is a trustee and a beneficiary; 2.5 Units which are owned by a trust of which Mr. Pantaleoni is trustee; and 5 Units which are owned by Mr. Pantaleoni's wife as to which he disclaims beneficial ownership. (See note (a) above.)

     (i) Includes 56,705 shares of common stock owned beneficially by Mr. Pantaleoni; 60,000 shares held by a trust of which Mr. Pantaleoni is a trustee and a beneficiary; 40,233 shares owned by Mr. Pantaleoni's wife, as to which he disclaims beneficial ownership; and 40,000 shares held by trusts of which Mr. Pantaleoni is a trustee, and as to which he disclaims beneficial ownership.

     (j) Pursuant to the Directors' Plan, Mr. Williams received an Option to acquire a total of 55,000 shares (as adjusted for the 10% stock dividend occurring on December 22, 1997) of the Company's common stock. As of March 31, 2000, Mr. Williams is vested in, and holds exercisable Options to acquire 22,000 shares. Options to acquire the balance of 33,000 shares will vest and become exercisable for 11,000 shares on each of June 6, 2000, through 2002.

     (k) Pursuant to the Directors' Plan, Mr. Carolus received Options to acquire a total of 141,030 shares of the Company's common stock. As of his retirement from the Company on March 31, 2000, Mr. Carolus is vested in, and holds exercisable Options to acquire 116,830 shares. These Options will expire on March 31, 2001, in accordance with their terms. Options to acquire the balance of 24,200 shares automatically terminated on March 31, 2000, pursuant to the Directors' Plan.


                            EXECUTIVE COMPENSATION

     The following Tables I through III present information concerning the cash compensation and stock options provided to Messrs. McKee and Gigas. The notes to these tables provide more specific information regarding compensation as of March 31, 2000, except for Paul R. Carolus the former Secretary-Treasurer and Chief Financial Officer who retired on March 31, 2000. Ernest H. McKee and John
P. Gigas are the only Executive Officers of the Company. No other persons are considered to be Executive Officers or received compensation in excess of $100,000 for the fiscal year ended March 31, 2000.

                                    Table I

                          Summary Compensation Table

                                                                    Long-Term
                                   Annual Compensation(a)         Compensation
                                 -------------------------     -------------------

                                                   Other
                                                  Annual       Securities   All Other
Name and              Fiscal                      Compen-      Underlying   Compen-
Principal Position    Year    Salary    Bonus    sation(b)     Options      sation(c)
-------------------------------------------------------------------------------------
Ernest H. McKee         2000  $225,000  $  ----       -            ----        $6,750
 Chief Executive        1999   225,000     ----       -            ----         5,606
 Officer                1998   225,000   75,000       -            ----         4,500

John P. Gigas           2000  $ 86,000  $  ----       -            ----        $  860
 Chief Financial
 Officer(d)

        (a)  Amounts shown include cash compensation earned by Executive Officers.

     (b) The value of other benefits to any Officer during fiscal year 2000 did not exceed the lesser of $50,000 or 10% of the Executive Officer's total annual salary and bonus or fall within any other category requiring inclusion.

     (c) Amounts contributed to the Company's 401K Plan on behalf of the named Executive Officer.

     (d) Represents compensation commencing October, 1999. Mr. Gigas' employment contract commenced October 27, 1999, for a two-year term. Salary compensation for Mr. Gigas is $172,000 per annum, payable in equal monthly installments. Prior to his employment as Executive Vice President and Chief Financial Officer, Mr. Gigas provided certain consulting services and received $8,333 during September, 1999, pursuant to the terms of his consulting agreement with the Company.

                                   Table II

                       Option Grants in Last Fiscal Year

     The only option grant to an Executive Officer was made on October 27, 1999, as part of the initial employment contract of Mr. John P. Gigas, the Company's Executive Vice President. Mr. Gigas' stock Option provides him with the opportunity to purchase up to 120,000 shares of the common stock of the Company at an exercise price of $1.00 per share. The stock Option granted to Mr. Gigas vests at the rate of 30,000 shares at the end of each calendar quarter commencing December 31, 1999, and is exercisable through October 27, 2004. Accordingly, Mr. Gigas now has exercisable Options for 60,000 shares of the Company's common stock.

                                   Table III

                          Aggregated Option Exercises
                            in Last Fiscal Year and
                         Fiscal Year-End Option Values

                                                     Number of          Value of Unexercised
                                                Unexercised Options     In-the-Money Options
                                                 at March 31, 2000       at March 31, 2000
                                             -------------------------  --------------------

                   Acquired on   Value        Exer-        Unexer-       Exer-     Unexer-
    Name             Exercise   Realized     cisable       cisable      cisable    cisable
    ----           -----------  --------     ---------     --------     ---------  ---------
Ernest H. McKee          0         $0        116,830(a)    24,200(a)        $0         $0
John P. Gigas            0         $0        60,000(b)     60,000(b)        $0         $0

     (a) Represents grants of Options to acquire 16,105 shares of the Company's common stock annually on March 20, 1992, through 1996, pursuant to the Directors' Plan. The shares issued under these Options have been automatically adjusted for the 10% stock dividends occurring annually from calendar 1993 through 1997. The exercise prices of the 1992, 1993, 1994, 1995 and 1996 Option grants were $3.00, $3.125, $3.50, $2.25 and $1.75, per share, respectively, which were the NASDAQ closing prices on the date of the grants ($1.86, $1.95, $2.39, $1.69, and $1.45 per share, respectively, after automatic adjustment for the 10% stock dividends occurring annually from calendar 1993 through 1997). The Options became exercisable six (6) months after the date of the grants, and expire ten (10) years from the date of grant.

     On September 3, 1996, an additional one-time grant of an Option to acquire 60,500 shares (as adjusted for the 10% stock dividends occurring on December 22, 1996, and 1997) was made pursuant to the Directors' Plan. The exercise price of this Option grant was $2.125 per share ($1.75 after automatic adjustment for the 10% stock dividends in calendar 1996 and 1997), which was the NASDAQ closing price on September 3, 1996. This Option vests at the rate of 20% (12,100 shares) per year on September 3, 1997, through 2001, and each 20% increment is exercisable for a period of ten (10) years commencing on the vesting date.

     (b) Mr. Gigas' Option was granted pursuant to his employment contract, and was not issued through any of the Company's option plans. Mr. Gigas was issued an Option to purchase up to 120,000 shares of the common stock of the Company at an exercise price of $1.00 per share. The Option granted to Mr. Gigas vests at the rate of 30,000 shares at the end of each calendar quarter commencing December 31, 1999, and is exercisable through October 27, 2004. Accordingly, Mr. Gigas now holds exercisable Options for 60,000 shares as of March 31, 2000, with the remaining 60,000 shares exercisable after September 30, 2000.

     The Company maintains 401K Plans, which were effective January 1, 1989, and are available for participation by all employees without minimum age or service requirements. Each participating employee can defer up to 17% of his annual compensation to a specified limit. The Company matches 100% of the employee's deferrals, with such matching contributions not to exceed 3% of the employee's annual compensation. The Company's total contributions to the Plan for fiscal year 2000 were $138,292.

                            Stock Performance Graph

     The following graph compares the Company's five-year cumulative total return to the NASDAQ U.S. Stock Index and the S&P Electronic Defense Index over a period beginning on March 31, 1995, and ending on March 31, 2000. The total stockholder return assumes $100 invested on March 31, 1995, in the Company and each of the Indexes shown. It also assumes reinvestment of all dividends.

     The Company is in a unique industry and has few competitors manufacturing electrical generation and control equipment, primarily for military application, switching panel boards, switchboards, and electronic components. The Company's primary competitors are not publicly traded on any U.S. Stock Market and therefore, no financial data is available for comparative purposes.

     With the acquisition of E. Systems, Inc., in mid-1995 and Loral Corp. in January of 1996, the S&P Electronic Defense Index is now composed solely of one company, PerkinElmer, Inc. The public acquisitions of E. Systems, Inc. and Loral Corp., at substantial premiums over the then trading prices of these companies has, in the Company's opinion, resulted in a substantial inflation of the performance of the S&P Electronic Defense Index for the period March 31, 1995, through March 31, 2000. Moreover, since the Defense Index contains only one company, it is not actually representative of an industry group or segment. The Company has explored other possible indexes for purposes of future reporting, but does not believe that any existing industry segment index provides meaningful comparisons as of this date.

     Price performance of the Company's common stock may be affected by many factors other than earnings, including the small capitalization of the Company, limited availability of public float, and the relatively small number of market makers in the Company stock. Past financial performance should not be considered to be a reliable indicator of future performance, and investors should not use historical trends to anticipate results or trends in future periods.

                                   Table IV

               Comparison of Five-Year Cumulative Total Return*
              Among Westwood Corporation, NASDAQ U.S. Stock Index
                      and S&P Electronic Defense Index**

                                    [GRAPH]



                   Tabular Description of Performance Graph


Measurement Period        Westwood         NASDAQ       S&P Electronic
(Fiscal Year Covered)    Corporation  U.S. Stock Index  Defense Index
-----------------------  -----------  ----------------  --------------

March 31, 1995             $100            $100             $100
FYE 03/31/96                104.88          134.77           235.25
FYE 03/31/97                 94.42          149.12           233.11
FYE 03/31/98                 97.45          225.15           333.32
FYE 03/31/99                 37.86          303.05           308.76
FYE 03/31/00                 41.30          564.40           790.14

_______________________

Assumes $100 invested on March 31, 1995, in Westwood common stock, NASDAQ U.S. Stock Index and S&P Electronic Defense Index.

*    Total Returns assumes reinvestment of dividends.
**   Fiscal Year ended March 31, 2000.

                         Executive Officer Agreements

     Mr. McKee was employed pursuant to a written employment contract with the Company through March 2000. This contract, as amended effective March 31, 1997, provided for a base salary of $225,000 and bonus provisions subject to the discretion of the Board of Directors. The contract provided for other benefits, including a Company-owned automobile, club memberships, and reimbursement of business expenses. Mr. McKee is continuing his employment as President on the same terms as contained in the former written agreement. There are currently no plans by the Company or Mr. McKee to formalize Mr. McKee's current employment terms into a written agreement.

     Mr. Gigas has an employment contract through October 26, 2001, which provides for a base salary of $172,000 per annum, payable in equal monthly installments. Pursuant to the terms of his employment contract, Mr. Gigas received a stock Option that allows him to purchase up to 120,000 shares of the Company's common stock at an exercise price of $1 per share.

     Mr. Paul R. Carolus, the Company's former Chief Financial Officer, Secretary, Treasurer and a Director from March 1988, retired on March 31, 2000, and resigned all positions with the Company on that date. Through the fiscal year ending March 31, 2000, Mr. Carolus received a salary of $130,000 as set forth in his written employment agreement, which expired on March 31, 2000.

                       Compensation Committee Interlocks
                           and Insider Participation

     Ernest H. McKee as President, and John P. Gigas as Chief Financial Officer, are the Company's only Executive Officers. Mr. McKee also serves on the Company's five-person Board of Directors. The annual salary of Mr. McKee, in the amount of $225,000, was set by the terms of his employment contract with the Company; which terminated on March 31, 2000. Because of the small size of the Board, Mr. McKee participates in deliberations regarding Executive Officer compensation; however, Mr. McKee abstains from the actual vote concerning items of compensation to him.

                              Compensation Report

     The Board of Directors is responsible for setting the policies that govern the Company's compensation programs, administering the Company's stock option plans and establishing the cash compensation of Executive Officers. Due to its small size, the Board has determined that a Compensation Committee is not needed and all matters of compensation for Executive Officers is determined by the Board as a whole. Generally, the Board considers compensation matters in March of each year when sufficient financial information is available for the Board to review projected year-end results.

     While the Board reviews the financial performance of the Company on an annual basis in connection with its compensation review, such policies of the Board are informal and are, to a large part, subjective.

     The Board's determination of executive compensation is centered on six factors, including:

     1.   Earnings per share;

     2.   Enhancement of net worth;

     3.   Backlog/development of defense contracts;

     4.   Reputation for quality;

     5. Expansion of product base and services, including development of new electrical generation and control devices, within the defense industry; and,

     6.   Diversification into commercial, non-defense related, products.

     The Board has no quantifiable compensation formulas or policies based on the six factors set forth above. For example, the annual salaries of Mr. McKee and the former Chief Financial Officer were increased only once during the period from fiscal year 1988 through fiscal year 1994, even though the Company's net worth and earnings per share continued to grow annually during that period. The salary of Mr. McKee has remained the same for four of the last five fiscal years of the Company. The bonus compensation to Mr. McKee for fiscal 1998 was reduced from fiscal year 1997 in recognition of decreased net earnings and in recognition of the tightening economic conditions in the defense industry. No bonus was paid for fiscal years 1999 and 2000. The amount of the reduction in bonus compensation was not based on a formula, nor was it based on an equivalent percentage determined by the losses in fiscal years 2000 and 1999 as compared to prior fiscal years.

     The decrease in bonus is not intended to reflect negatively on the performance of the Company's Executive Officers. Since approximately 1992, general economic conditions of corporations in the Tulsa, Oklahoma, area as well as other corporations in the defense industry generally, indicated that the salary structures of the Company's Executive Officers were low. The level of bonus compensation was based in part on an effort to maintain the overall compensation packages of its Executive Officers in a competitive position with equivalent companies. However, rather than continue this practice, the Board of Directors determined in 1998 to raise the base salary compensation of Mr. McKee and accordingly reduce bonus compensation.

     Mr. McKee's employment contract, as amended effective March 31, 1997, increased his annual salary from $150,000 to $225,000. Although Mr. McKee's employment contract expired in March, 2000, Mr. McKee is continuing his employment on the same terms as previously provided in the employment contract. The Board of Directors believes the current salary structure is competitive with equivalent corporations in the same or similar business sectors as the Company and is particularly appropriate given the efforts of Mr. McKee in the transition of the Company from a primarily engineered switchgear company to the production of electrical generation and control products.

     Mr. McKee, as a Director of the Company, also participates in Options granted pursuant to the Directors' Plan, along with each of the other four Directors. However, as set forth in Tables II and III hereof, participation in the Directors' Plan cannot be said to provide an adequate incentive or award for the services of the Company's Executive Officers.

     The salary of Mr. Gigas will be determined for a two-year period by the employment agreement entered into between Mr. Gigas and the Company on October 27, 1999, at the rate of $172,000 per annum, payable in equal monthly installments. The Company believes that Mr. Gigas' salary is commensurate with his experience and duties assumed with the Company.

     The Directors' Plan, as adopted by the Stockholders of the Company in 1992, and as amended in 1993, provided for the annual issuance of Options to acquire 16,105 shares (as adjusted for the annual dividends occurring from calendar 1993 through 1997) of the Company's common stock to Directors of the Company for a five-year period at an exercise price equal to the reported closing price of NASDAQ on the date of each grant. In 1996, the Directors' Plan was amended to provide for the one-time grant of an Option to acquire 60,500 shares (as adjusted for the 10% stock dividend occurring in calendar 1996 and 1997) of the Company's common stock at an exercise price equal to the reported closing price of NASDAQ on September 3, 1996. The Option vests 20% of the 60,500 shares annually on September 3, 1997, through 2001. The Directors' Plan is automatic in that the amount of the grants and the computation of the exercise price are fixed by the Directors' Plan, as previously adopted by the Stockholders, and no action by the Board of Directors is required to perfect the award. It was originally designed as an incentive to maintain appropriate members on the Board, and to induce others to become members of the Board, should that be in the best interest of the Company's Stockholders.

     The Board of Directors submits this Compensation Report as at March 31,
2000.


                                         Ernest H. McKee
                                         Richard E. Minshall
                                         Anthony Pantaleoni
                                         John H. Williams, Sr.
                                         William J. Preston

                            Directors' Compensation

     Directors' fees are payable to each outside Director for attendance at all regular and special board meetings for the Company. Richard E. Minshall, Anthony Pantaleoni and John H. Williams, Sr., the Company's outside Directors, have each been paid the sum of $6,000 for attendance at board meetings during fiscal year 2000, and Mr. Preston received $1,500 for the one meeting he attended after his appointment. Mr. McKee, although a Director, was not paid a Director's fee. Compensation of $1,500 per meeting to the outside Directors was originally initiated as part of the Company's acquisition of NMP Corp. ("NMP") in March of 1988, and has continued thereafter to provide some compensation for the efforts and time expended by the Directors. While there are only four to six scheduled meetings of the Board of Directors in Tulsa, Oklahoma, on a yearly basis, there is substantial communications by and between the Directors throughout the course of the year, which is not compensated in any way.

                              Stock Option Plans

Incentive and Non-Qualified Stock Option Plan of Westwood Corporation

     On March 20, 1992, the Board of Directors of the Company adopted the Incentive and Non-Qualified Stock Option Plan (the "Incentive Stock Option Plan"), which was approved by the Stockholders of the Company at the Annual Meeting held September 24, 1992. The Incentive Stock Option Plan is intended to assist the Company in securing and retaining key employees by allowing them to participate in the ownership and growth of the Company through the grant of incentive and non-qualified options to full-time employees of the Company and its subsidiaries. Incentive stock options granted under the Incentive Stock Option Plan are intended to be "Incentive Stock Options" as defined by Section 422 of the Internal Revenue Code.

     The Incentive Stock Option Plan originally provided that 300,000 shares of common stock were reserved for issuance upon exercise of options to be granted under the Incentive Stock Option Plan. The Incentive Stock Option Plan was automatically adjusted as a result of the 10% stock dividends occurring annually from calendar 1993 through 1997. A total of 483,153 shares are now reserved for issuance under its terms.

     The Incentive Stock Option Plan is administered by the Board of Directors, which determines who shall receive options, the number of shares of common stock that may be purchased under options, the time and manner of exercise of options and option prices. The term of options granted under the Incentive Stock Option Plan may not exceed ten years (five years in the case of an incentive stock option granted to an optionee owning more than 10% of the voting stock of the Company (a "10% Holder")). The price for incentive stock options shall not be less than 100% of the "fair market value" of the shares of common stock at the time the option is granted; provided, however, that with respect to an incentive stock option, in the case of a 10% Holder, the purchase price per share shall be at least 110% of such fair market value. The price for non-qualified options shall not be less than 75% of the "fair market value" of the shares of common stock at the time the option is granted. The aggregate fair market value of the shares of common stock as to which an optionee may exercise incentive stock options may not exceed $100,000 in any calendar year. Payment for shares of common stock purchased upon exercise of options is to be made in cash, check or other instrument, but in the discretion of the Board of Directors, may be made by delivery of other shares of common stock of the Company.

     Under certain circumstances involving a change in the number of outstanding shares of common stock without the receipt by the Company of any consideration therefore, such as a stock split, stock consolidation or payment of a stock dividend, the class and aggregate number of shares of common stock in respect of which options may be granted under the Incentive Stock Option Plan, the class and number of shares subject to each outstanding option and the option price per share will be proportionately adjusted. In addition, if the Company is involved in a merger or consolidation, the options granted under the Incentive Stock Option Plan will be adjusted proportionately.

     An option may not be transferred other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order and, during the lifetime of the option holder, may be exercised only by such holder.

     The Incentive Stock Option Plan originally provided that no options could be granted after September 24, 2002. On June 7, 2000, the Company's Board of Directors approved an amendment to the Incentive Stock Option Plan to extend the termination date an additional three (3) years to September 24, 2005. All other provisions of the Incentive Stock Option Plan remain unchanged.

     Options granted to employees on November 17, 1994, were exercisable for a period of five (5) years and have now expired without exercise. There have been no additional issuances of options under the Incentive Stock Option Plan since November 17, 1994.


Directors' Stock Option Plan

     On March 20, 1992, the Board of Directors of the Company adopted the Directors' Stock Option Plan (the "Directors' Plan"), which was approved by Stockholders of the Company at the Annual Meeting held September 24, 1992. The Directors' Plan originally provided for the issuance of up to 100,000 shares of common stock. The Stockholders authorized an additional 100,000 shares for issuance under the Directors' Plan on October 28, 1993. On March 20, 1996, grants of Options to acquire 16,105 shares of the Company's common stock were issued to each of the Directors of the Company pursuant to the terms of the Directors' Plan, which represented the final Options reserved under the October 28, 1993, authorization.

     In 1996, the Directors' Plan was amended (the "1996 Amendment"), as approved by the Stockholders of the Company at the Annual Meeting, to provide each Director who had served for five (5) years the one-time grant of an Option to acquire 60,500 shares (as adjusted for the annual 10% stock dividend occurring in calendar 1996 and 1997) of the Company's common stock at $2.125 per share ($1.75 per share as adjusted for the annual 10% stock dividend occurring in calendar 1996 and 1997). The 1996 Amendment imposed a vesting schedule which vests 20% of the 60,500 shares on each of September 3, 1997, through 2001. Additionally, the 1996 Amendment increased the term of the Options granted pursuant to the Directors' Plan to ten (10) years from the grant date of each Option and increased the number of shares available under the Directors' Plan by an additional 200,000 shares, from 266,200 to 466,200.

     The shares available under Directors' Plan were automatically adjusted for the annual 10% stock dividends occurring from calendar 1993 through 1996. The shares reserved for issuance pursuant to the Directors' Plan were also increased as a result of amendments approved by the Stockholders at the 1997 and 1999 Annual Meetings of Stockholders ("Amendments") for the additional authorization of Options representing 55,000 shares of the Company's common stock to John H. Williams, Sr., and 50,000 shares to William J. Preston, upon their appointment to the Board of Directors. As a result of the Amendments and the 10% stock dividend occurring in calendar 1997 a total of 669,102 shares are now reserved for issuance under its terms.

     The Options granted under the Directors' Plan from calendar 1992 through 1996, are exercisable six months after the grant date, and expire ten years after the grant date. The Options granted on September 3, 1996, vest at the rate of 20% (12,100 shares) per year, and each vested 20% increment is exercisable for a period of ten years, commencing on the vesting date. In the case of a Director's death or permanent disability, the Options immediately vest and are exercisable for a period of one year thereafter and then terminate. If a Director's membership on the Board of Directors terminates for any reason, any Option held on such date may be exercised for a period of one year after the date of termination, unless the Option terminates sooner by its terms.

     The Directors' Plan was originally adopted to provide additional incentive to Directors of the Company, the benefits of which would be tied directly to stock performance of the Company. Moreover, it was hoped that the Directors' Plan could partially compensate the four outside Directors, Messrs. Minshall, Pantaleoni, Williams and Preston, for the considerable amount of consulting and communication time spent by them outside of Board meetings. While compensated at the rate of $1,500 per Board meeting, this compensation only applies when they actually participate in a Board meeting. They are not otherwise compensated for their additional efforts during the year.

     When the Directors' Plan was originally instituted in 1992, the average trading price for common stock of the Company was approximately $3.00 per share and it was hoped that the price per share of the common stock would grow by approximately 10% per year, which would result in a potential gain to each Director of approximately $3,000 on an annual basis. However, as of the date hereof, none of the Options issued to Directors over the last nine years have resulted in any gain and none have been exercised.

                Certain Relationships and Related Transactions

     Minshall & Company, Inc., provides services to the Company in regard to public news releases and public relations matters. A fee of $1,500 per month is paid to Minshall & Company, Inc., for these services. For the fiscal year ended March 31, 2000, the total sum of $18,000 was paid to Minshall & Company, Inc., in connection with these services.

     In conjunction with the sale of RoxCorp. to Roxtec in September 1997, NMP entered into an Administrative Services Agreement with RoxCorp. to provide certain administrative services and facilities on a month-to-month basis, including office and warehouse space and telephone service. The services provided, and the consideration to be received, were essentially identical to those previously provided based on the then inter-corporate expense allocation determined by NMP and RoxCorp. During the fiscal year ended March 31, 2000, NMP received the sum of $39,785 from RoxCorp. pursuant to the Administrative Services Agreement. During the fiscal year ended March 31, 2000, NMP also sold spare parts, supplies, and fabrication services to RoxCorp. for which NMP received the sum of $256,495.

     Matthew E. McKee, a son of Ernest H. McKee, serves as a Production Manager of NMP. For the Company's fiscal year ending March 31, 2000, Matthew E. McKee received salary of $61,363 and bonus compensation of $8,000. Matthew E. McKee's current salary is $68,096 per year. Mr. McKee obtained a B.B.A. degree from the University of Texas, College of Business in 1992 and has been employed in various management capacities at NMP since 1992.

            Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than 10 percent of the common stock, to report their initial ownership of the common stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC"), and to furnish the Company with a copy of each such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during and with respect to the fiscal year ended March 31, 2000.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during and with respect to 1999, all officers, directors and more than 10 percent stockholders were in compliance with applicable Section 16(a) filing requirements.


                                 PROPOSAL ONE

                             ELECTION OF DIRECTORS

     As of March 31, 2000, the Board of Directors consisted of Ernest H. McKee, Richard E. Minshall, Anthony Pantaleoni, John H. Williams, Sr., and William J. Preston.

     Each of Messrs. McKee, Minshall, Pantaleoni, Williams and Preston are nominated for re-election as Directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified.

     If, at the time of the Annual Meeting of Stockholders, any of the nominees should be unable or decline to serve, the discretionary authority provided in the Proxy may be used to vote for a substitute or substitutes designated by the Board of Directors. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

                                   Nominees

     The nominees for directorships, and certain additional information with respect to each of them, are as follows:

     Ernest H. McKee has served as President, Chief Executive Officer and Chairman of the Board of Directors of NMP and Westwood Corporation since 1988. From 1984 to 1987,

Mr. McKee was Chief Executive Officer and principal owner of Four-Em Enterprises, Tulsa, Oklahoma, a company engaged in the manufacture and sale of piping products and other manufacturing goods for the petrochemical industry. From 1968 to 1984, Mr. McKee was President and Chief Executive Officer of Flo-Bend, Inc., Sand Springs, Oklahoma, a manufacturer of products for the refining and petrochemical industry. From 1960 to 1967, Mr. McKee was product manager for U.S. Steel Company, Pittsburgh, Pennsylvania. Mr. McKee received his Bachelor of Science degree from Kent State University in 1960.

     Richard E. Minshall has served as a Director of Westwood Corporation since 1988. Mr. Minshall is President and Chairman of the Board of Directors of Capital Advisors, Inc., of Tulsa, Oklahoma. Mr. Minshall is a Director of American Gilsonite and First National Bank & Trust Company of Broken Arrow. Mr. Minshall is a member of the Oklahoma Society of Financial Analysts and the Oklahoma Bar Association.

     Anthony Pantaleoni has served as a Director of Westwood Corporation since 1988. Mr. Pantaleoni is a member of the law firm of Fulbright & Jaworski L.L.P., New York, New York. Mr. Pantaleoni is a Director of Universal Health Services, Inc., and AAON, Inc.

     John H. Williams, Sr. has served as a Director of Westwood Corporation since 1997. Mr. Williams is an honorary Director of The Williams Companies, Inc. (NYSE: WMB), of Tulsa, Oklahoma, having retired as Chairman of the Board and Chief Executive Officer in late 1978. Mr. Williams joined the Williams Brothers Company in 1946, and was elected President and Chief Executive Officer in 1950. In 1971, the name of the company was changed to The Williams Companies, Inc. Mr. Williams received his civil engineering degree from Yale University in 1940. Mr. Williams presently serves on the Board of Directors of Apco Argentina Inc., Unit Corporation (NYSE: UNT) and Willbros Group, Inc. (NYSE: WG).

     William J. Preston has served on the Board of Directors since October 1999. Since 1978, Mr. Preston has been a principal and one of the founding partners of Preston Exploration, L.L.C., a privately owned oil and gas exploration and production company located in The Woodlands, Texas. In 1978, Mr. Preston retired from the active practice of medicine after twelve years of practice in the field of otolaryngology in Tulsa, Oklahoma. Mr. Preston received an undergraduate degree in engineering from the University of Tulsa, and subsequently graduated from the University of Oklahoma Medical School.

     During the fiscal year ended March 31, 2000, the Board of Directors held four meetings. Each Director attended all meetings in person or by teleconference. In March, 1998, the Board of Directors created an Audit Committee composed of Richard E. Minshall, Anthony Pantaleoni and John H. Williams, Sr. Other than the Audit Committee, the Board of Directors presently has no other standing committees.

                                 Vote Required

     The affirmative vote of a majority of the shares represented by Stockholders who are present in person or by Proxy at the meeting is required for election of the nominees. Abstentions and broker non-votes will have no effect on the vote. Proxies solicited hereby will be voted "FOR" all five nominees unless Stockholders specify otherwise in their proxies.


                                 PROPOSAL TWO

                   APPROVAL OF AMENDMENT TO DIRECTORS' PLAN

     The stockholders of the Company approved the Directors' Plan on September 24, 1992. The Directors' Plan originally provided for the issuance of up to 100,000 shares of common stock. The Stockholders authorized an additional 100,000 shares for issuance under the Directors' Plan on October 28, 1993. On March 20, 1996, grants of Options to acquire 16,105 shares of the Company's common stock were issued to each of the Directors of the Company pursuant to the terms of the Directors' Plan, which represented the final Options reserved under the October 28, 1993, authorization.

     On September 3, 1996, the stockholders of the Company approved an amendment to the Directors' Plan which (i) provided each Director who had served for five
(5) years the one-time grant of an Option to acquire 60,500 shares (as adjusted for the annual 10% stock dividend occurring in calendar 1996 and 1997) of the Company's common stock at $2.125 per share ($1.75 per share as adjusted for the annual 10% stock dividend occurring in calendar 1996 and 1997), (ii) imposed a vesting schedule which vests 20% of the 60,500 shares on each of September 3, 1997, through 2001, and (iii) increased the term of the Options granted pursuant to the Directors' Plan to ten (10) years from the grant date of each Option and increased the number of shares available under the Directors' Plan by an additional 200,000 shares, from 266,200 to 466,200.

     The Directors' Plan was automatically adjusted for the annual 10% stock dividends occurring from calendar 1993 through 1997. The Directors' Plan was also increased as a result of amendments approved by the Stockholders at the 1997 and 1999 Annual Meetings of Stockholders for the additional authorization of Options representing 55,000 shares of the Company's common stock to John H. Williams, Sr., and 50,000 shares to William J. Preston, upon their appointment to the Board of Directors. As a result of the amendments occurring in 1997 and 1999, and the 10% stock dividend occurring in calendar 1997, a total of 669,102 shares are now reserved for issuance under its terms.

     The Directors' Plan provided for termination or suspension by the Company's Board of Directors at any time, or termination in accordance with its terms on March 24, 2002. By resolution dated June 7, 2000 (a copy of which is attached hereto as Exhibit A), the Board of Directors unanimously approved an amendment to the Directors Plan to extend the termination date for a period of three years, or until March 24, 2005 (the "Amendment").

                         Purpose of Proposed Amendment

     The Options granted under the Directors' Plan from calendar 1992 through 1996, are exercisable six months after the grant date, and expire ten years after the grant date. The Options granted on September 3, 1996, vest at the rate of 20% (12,100 shares) per year, and each vested 20% increment is exercisable for a period of ten years, commencing on the vesting date. The Options granted Messrs. Williams and Preston, on June 10, 1996, and October 27, 1999, vest at the rate of 20% (11,000 and 10,000 shares, respectively) per year, and each vested 20% increment is exercisable for a period of ten years, commencing on the vesting date. Accordingly, certain of the Options granted under the Directors' Plan are subject to a vesting schedule, which continues beyond the automatic termination date of March 24, 2002. The Amendment extends the automatic termination date of the Directors' Plan for a period of three years to March 24, 2005.

                          Text of Proposed Amendment

     1. The phrase "(As Amended October 27, 1999)" below the title on page 1 shall be deleted and replaced with the phrase "(As Amended June 7, 2000)".

     2. Paragraph 10.2, on page 6, shall be deleted in its entirety and replaced with:

          "10.2  Termination. The board may suspend or terminate this
                 -----------
          Plan at any time. This Plan, unless sooner terminated, shall terminate on March 24, 2005. No Option may be granted under this Plan while this Plan is suspended or after it is terminated.

                       Proposed Stockholders' Resolution

     RESOLVED: That the Stockholders of Westwood Corporation hereby approve, ratify and affirm the amendments to the Directors' Stock Option Plan (the "Directors' Plan"), as approved by the Board of Directors on June 7, 2000, which amendments are incorporated into the Directors' Plan, as amended on June 7, 2000, attached hereto (the "Amendment"); and

     FURTHER RESOLVED: That the Stockholders of Westwood Corporation approve, ratify and affirm the actions of the Board of Directors on June 7, 2000, with respect to the Amendment of the Directors' Plan, and hereby authorize the Board of Directors and the officers of the Company to carry out in full any and all actions required to effectuate the Amendment to the Directors' Plan.

                                 Vote Required

     Under Nevada law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of, and to vote at, the Annual Meeting is required to approve the proposed Amendment to the Directors' Plan. Abstentions and broker non-votes will have the effect of a vote against the proposal. The Board of Directors recommends a vote "FOR" approval of this proposal.

                                PROPOSAL THREE

                           APPROVAL OF THE COMPANY'S
                       2000 DIRECTORS' STOCK OPTION PLAN

     Stockholders action at the Annual Meeting will be requested with respect to the approval of the Company's 2000 Directors' Stock Option Plan (the "2000 Directors' Plan"). By resolutions dated June 7, 2000 (a copy of which is attached hereto as Exhibit A), the Company's Board of Directors adopted the 2000 Directors' Plan, and granted each of the Company's five Directors an Option to purchase 50,000 shares of the Company's common stock at an option price of $1.00 per share, which is greater than the NASDAQ Bulletin Board quoted closing price on June 7, 2000 ($.75 per share) (the "2000 Options"). The 2000 Options will vest at the rate of 20% (10,000 shares) per year commencing on December 7, 2000, through 2004. The 2000 Options, with respect to each 20% increment, shall be exercisable for a period of ten (10) years from the vesting date of such 20% increment. The 2000 Directors' Plan, and the 2000 Options granted thereunder, will not take effect unless approved by the affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote.

                      Purpose of the 2000 Directors' Plan

     The current Directors' Plan was originally adopted to provide additional incentive to Directors of the Company through benefits tied directly to stock performance. The current Directors' Plan was also intended to partially compensate the outside Directors for their considerable time and effort spent communicating and consulting with and on behalf of the Company, outside of the regular Board meetings. While the outside Directors of the Company are compensated at the rate of $1,500 per Board meeting, this compensation only applies when they are actually in attendance at the meeting in Tulsa, Oklahoma. They are not otherwise compensated for their additional efforts during the year. Further, Mr. McKee does not receive compensation for attendance at Board Meetings and does not participate in the Company's Incentive Plan. The only options received by Mr. McKee are through the current Directors' Plan. However, as set forth in Tables II and III hereof, participation in the current Directors' Plan cannot be said to provide adequate incentive or award for the services of the Company's Chief Executive Officer.

     The current Directors' Plan has not proven effective as an incentive and as a method to compensate the Directors for their efforts on behalf of the Company. At the inception of the current Directors' Plan in 1992, the average trading price for common stock of the Company was approximately $3.00 per share. It was hoped that the price per share of the common stock would grow approximately 10% per year, and result in a potential gain of approximately $3,000 annually to each Director. As of the date hereof, none of the Options issued to Directors over the past ten years have resulted in any gain, and none have been exercised. All of the shares reserved for issuance under the current Directors' Plan are subject to Options issued to the Directors in accordance with its terms. No other grants of options can be awarded to the Directors without an amendment to the current Directors' Plan.

     The primary purpose of the 2000 Directors' Plan is to strengthen the ability of the Company and its subsidiaries by (i) maintaining appropriate members of the Board and, should it be in the best interest of the Company to do so, (ii) attracting and retaining well-qualified individuals to become members of the Board. The 2000 Directors Plan is intended to encourage stock ownership by the Directors in order to increase their proprietary interest in the Company's success. While there are only four to six scheduled meetings of the Board of Directors in Tulsa, Oklahoma, on a yearly basis, there is substantial communication, input and effort by and between the Directors throughout the course of the year, which is not compensated in any way. The Company has relied heavily upon stock options to compensate its Directors, and will continue to do so. Accordingly, the Company desires to have shares available for stock option grants because the Company believes that stock options encourage and reward effective management that results in long-term corporate financial success.

                      Summary of the 2000 Directors' Plan

     The following is a summary of the principal terms and conditions of the 2000 Directors' Plan and does not purport to be complete. This summary is qualified in its entirety by reference to the 2000 Directors' Plan, a copy of which is attached hereto as Exhibit B.

     Administration. The Board of Directors will administer the 2000 Directors' Plan. A total of 500,000 shares of the Company's common stock have been reserved for issuance under the 2000 Directors' Plan. All members of the Board of Directors are eligible to receive grants of options under the 2000 Directors' Plan.

     Option Terms. Options granted under the 2000 Directors' Plan will be evidenced by a written stock option agreement, dated as of the date of grant and executed by the Company and the optionee, setting forth the terms and conditions of the option as may be determined by the Board of Directors to be consistent with the 2000 Directors' Plan. The option exercise price under the 2000 Directors' Plan shall not be less than the NASDAQ Bulletin Board quoted closing market price on the date of grant. Options shall be exercisable for a period of ten years from the date of grant, or the expiration of ninety days from the date on which the optionee ceases to be a director of the Company. Upon exercise, payment of the option price shall be made in cash, or by certified check, cashier's check or personal check.

     Amendment and Termination. The Board of Directors may terminate the 2000 Directors' Plan at any time. The Board of Directors has the authority to amend or modify the 2000 Directors' Plan in such manner as it deems advisable. The 2000 Directors' Plan provides for appropriate adjustment, as determined by the Board of Directors, in the number and kind of shares subject to unexercised options, in the event of any change in the outstanding common stock of the Company, by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event.

                       Proposed Stockholders' Resolution

     RESOLVED: That the Stockholders of Westwood Corporation hereby approve, ratify and affirm the Westwood Corporation 2000 Directors' Stock Option Plan (the "2000 Directors' Plan"), as approved by the Board of Directors on June 7, 2000; and

     FURTHER RESOLVED: That the Stockholders of Westwood Corporation approve, ratify and affirm the actions of the Board of Directors on June 7, 2000, with respect to the adoption of the 2000 Directors' Plan, and the issuance of options thereunder, and hereby authorize the Board of Directors and the officers of the Company to carry out in full any and all actions required to implement the 2000 Directors' Plan and the grant of options thereunder.

                                 Vote Required

          Under Nevada law, the affirmative vote of the holders of a majority of the shares of stock of the Company entitled to notice of, and to vote at, the Annual Meeting is required to approve the 2000 Directors' Plan. Abstentions and broker non-votes will have the effect of a vote against the proposal. The Board of Directors recommends a vote "FOR" approval of this proposal.


                           PROPOSALS OF STOCKHOLDERS

     Any proposal of a Stockholder intended to be presented at the next Annual Meeting must be received at the Company's principal executive offices no later than March 31, 2001, if the proposal is to be considered for inclusion in the Company's Proxy Statement relating to such meeting.


                             INDEPENDENT AUDITORS

     The accounting firm of Ernst & Young LLP has served as the Company's independent auditors since 1988 and it is anticipated that the Board of Directors will reappoint Ernst & Young LLP to provide the Company's audit for its fiscal year 2001 audited financial statements.

     The Bylaws of the Company do not require Stockholder ratification of the appointment of the Company's independent auditors and, accordingly, no vote of the Stockholders is required or requested at the Annual Meeting of Stockholders.

     Representatives of Ernst & Young LLP will be present at the Annual Meeting, and are anticipated to be available to respond to appropriate questions.

                             FINANCIAL INFORMATION

     A copy of the Company's Annual Report, including all financial statements and schedules, is being provided to Stockholders along with this Proxy Statement. Additional copies may be obtained, without charge, by written request to John P. Gigas, Chief Financial Officer, Westwood Corporation, 12402 East 60th Street, Tulsa, Oklahoma 74146-9622.


                                 OTHER MATTERS

     The cost of solicitation of these proxies will be borne by the Company. Other than the mailing of the Proxy Statement and Proxy Cards, no other solicitation efforts will be undertaken.


                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/  Ernest H. McKee
                              ---------------------------------------
                               Ernest H. McKee, President

October 31, 2000
Tulsa, Oklahoma

                                                                       EXHIBIT A

                             WESTWOOD CORPORATION
                             --------------------

                     RESOLUTIONS OF THE BOARD OF DIRECTORS
                                 June 7, 2000


     The Board of Directors of Westwood Corporation, a Nevada corporation ("Company"), do hereby take the actions below set forth:

     WHEREAS, the Westwood Corporation 1992 Directors' Stock Option Plan, as adopted by the Board of Directors on March 20, 1992 (the "Directors' Plan"), was intended to (i) provide a vehicle whereby Directors are given the option to purchase the Company's common stock under the terms and conditions thereof, and
(ii) secure for the Company and its shareholders the benefits arising from stock ownership by its Directors; and

     WHEREAS, subject to adjustment in accordance with Article IX of the Directors' Plan, 669,102 shares are now reserved for issuance under the Directors' Plan, and all such shares are subject to options previously issued to the Directors; and

     WHEREAS, the Board of Directors believes it to be advisable to amend the Directors' Plan to extend the termination date, as provided therein, from March 24, 2002, to March 24, 2005; and

     WHEREAS, the Directors' Plan, as an incentive and a method to compensate the Directors for their efforts on behalf of the Company has not proven effective and, as of the date hereof, none of the options issued pursuant to the Directors' Plan have resulted in any gain, and none of such options have been exercised; and

     WHEREAS, the Board of Directors believes it to be advisable to adopt a new stock option plan for the Directors of the Company, to provide a vehicle whereby Directors are given the option to purchase the Company's common stock under the terms and conditions as set forth in the 2000 Directors' Stock Option Plan attached hereto and marked Exhibit "A," and to secure for the Company and its Stockholders the benefits arising from stock ownership by its Directors.

     NOW, THEREFORE, BE IT RESOLVED, that the Directors of the Company hereby propose that the 1992 Directors' Stock Option Plan, as amended October 26, 1999, be amended (the "2000 Amendment") to extend the termination date of the Directors' Plan to March 20, 2005.

     FURTHER RESOLVED, that the text of the 2000 Amendment shall amend the Directors' Plan to incorporate the above and foregoing resolution as follows:

     1. The phrase appearing immediately below the title of the Directors' Plan on page 1 which reads:

          "(As Amended on October 27, 1999)"
shall be deleted and replaced with

          "(As Amended on June 7, 2000)"

     2. Paragraph 10.2, on page 6, shall be deleted in its entirety and replaced with:

               10.2 Termination. The board may suspend or terminate
                    -----------
          this Plan at any time. This Plan, unless sooner terminated, shall terminate on March 24, 2005. No Option may be granted under this Plan while this Plan is suspended or after it is terminated.

     FURTHER RESOLVED, that the Board of Directors, subject to shareholder approval and ratification at the Annual Meeting, hereby adopts and approves the 2000 Amendment to the Director's Plan, as set forth above; and

     FURTHER RESOLVED, that, subject to Stockholder approval and ratification at the next Annual Meeting of Stockholders, the Board of Directors hereby approves and adopts the Westwood Corporation 2000 Directors' Stock Option Plan (the "2000 Directors' Plan"), under the terms and conditions as stated in the 2000 Directors' Plan attached hereto and marked as Exhibit "A;" and

     FURTHER RESOLVED, that the Board of Directors hereby approves and grants each of Ernest H. McKee, Richard E. Minshall, Anthony Pantaleoni, William J. Preston and John H. Williams, an Option to purchase 50,000 shares of the Company's common stock at an exercise price of $1.00 per share, which Options shall vest at the rate of 20% per year (10,000 shares) commencing on December 7, 2000, and on each successive anniversary date following until such Options are fully vested; provided, however, that all other terms and conditions of the Options shall be controlled by the terms of the 2000 Directors' Plan; and

     FURTHER RESOLVED, that the Board of Directors recommends adoption of the 2000 Amendment to the Directors' Plan by the Company's Stockholders; and

     FURTHER RESOLVED, that the Board of Directors recommends adoption of the Westwood Corporation 2000 Directors' Stock Option Plan attached hereto as Exhibit "A;" and

     FURTHER RESOLVED, that the 2000 Amendment to the Directors' Plan, and the 2000 Directors' Stock Option Plan, be submitted for consideration by the shareholders at the Annual Meeting of Stockholders.

     THIS RESOLUTION IS EFFECTIVE AS OF JUNE 7, 2000.

     ADOPTED THIS 7TH DAY OF JUNE, 2000 BY THE BOARD OF DIRECTORS OF WESTWOOD CORPORATION.

                                                                       EXHIBIT B


                             WESTWOOD CORPORATION
                       2000 DIRECTORS' STOCK OPTION PLAN


                                   ARTICLE I
                                   The Plan
                                   --------

     1.1  Name.  This plan shall be known as the "Westwood Corporation 2000
          ----
Directors' Stock Option Plan."

     1.2  Purpose.  The purpose of the Plan is to provide incentive to Directors
          -------
of the Company, in the form of additional compensation for their efforts on behalf of the Company, and to secure the benefits arising from stock ownership by the Directors for the Company and its shareholders.

     1.3  Effective Date.  The Plan shall become effective on June 7, 2000
          --------------
(which is the same date the Plan was adopted by the Company's Board of Directors).

     1.4  Participants.  Only Directors of the Company shall be eligible to
          ------------
receive Options under the Plan.


                                  ARTICLE II
                                  Definitions
                                  -----------

     As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

     (a) "Board" or "Board of Directors" shall mean the Board of Directors of the Company.

     (b)  "Change of Control" shall mean:

          (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 35% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Company Voting Securities"), provided, however, that any acquisition by the Company, or any employee benefit plan (or related trust) of the Company, or any corporation with respect to which, following such acquisition, more than 50% of the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of Directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners of the Company Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the Company Voting Securities shall not constitute a Change of Control; or

          (ii) approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the beneficial owners of the Company Voting Securities immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of Directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.

     (c) "Company" shall mean Westwood Corporation, a Nevada corporation, and its successors.

     (d) "Director" shall mean any individual who is serving as a Director of the Company.

     (e) "Option" shall mean an option to purchase Stock granted by the Company pursuant to the provisions of this Plan.

     (f) "Option Price" shall mean the purchase price of each share of Stock subject to Option, as defined in Section 5.2 hereof.

     (g) "Optionee" shall mean a Director who has received an Option granted by the Company hereunder.

     (h) "Plan" shall mean this Westwood Corporation 2000 Directors' Stock Option Plan.

     (i) "Service" shall mean the tenure of an individual as a Director of the Company.

     (j) "Stock" shall mean the common stock of the Company, par value $.003 per share, or, in the event that the outstanding shares of Stock are hereafter changed into or exchanged for shares of a different class of stock or securities of the Company or some Other corporation, such other stock or securities.

     (k) "Stock Option Agreement" shall mean the agreement between the Company and the Optionee under which the Optionee may purchase Stock pursuant to the Plan.

                                  ARTICLE III
                              Plan Administration
                              -------------------

     3.1  Board of Directors to Administer Plan.  This Plan shall be
          -------------------------------------
administered by the Board of Directors of the Company.

     3.2  Authority of the Board of Directors.  The Board of Directors shall
          -----------------------------------
have full authority and discretion to:

          (a) determine, consistent with the provisions of this Plan, which of the Directors will be granted Options to purchase any shares of Stock which may be issued and sold hereunder as provided in Section 4.1 hereof, the times at which Options shall be granted, and the number of shares of Stock covered by each Option;

          (b) determine the Option Price (subject to Section 5.2 hereof) and other terms and provisions of each respective Stock Option Agreement, which need not be identical;

          (c) determine whether the Options granted pursuant to this Plan shall be Incentive Stock Options or Nonstatutory Stock
     Options;

          (d)  construe and interpret the Plan; and

          (e) make all other determinations and take all other actions deemed necessary or advisable for the proper administration of the Plan.


                                  ARTICLE IV
                        Shares of Stock Subject to Plan
                        -------------------------------

     4.1  Limitations.  Subject to adjustment pursuant to the provisions of
          -----------
Section 4.3 hereof, the number of shares of Stock which may be issued and sold hereunder pursuant to Stock Option Agreements shall not exceed five hundred thousand (500,000) shares. Shares subject to Options which terminate or expire prior to exercise shall be available for future Options.

     4.2  Options Granted Under Plan.  Shares of Stock with respect to which an
          --------------------------
Option granted hereunder shall have been exercised shall not again be available for Option hereunder. If Options granted hereunder shall terminate for any reason without being wholly exercised, then the Board of Directors shall have the discretion to grant new Options to Optionees hereunder covering the number of shares to which such terminated Options related.

     4.3  Stock Adjustments; Mergers.  Notwithstanding Section 4.1, in the event
          --------------------------
the outstanding shares of Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of any other corporation by reason of any merger, sale of stock, consolidation, liquidation, recapitalization, reclassification, stock split up, combination of shares, or stock dividend, the total number of shares set forth in Section 4.1 shall be proportionately and appropriately adjusted by the Board. If the Company continues in existence, the number and kind of shares that are subject to any Option and the Option Price per share shall be proportionately and appropriately adjusted without any change in the aggregate price to be paid therefor upon exercise of the Option.

     If the Company will not remain in existence or a majority of its Stock will be purchased or acquired by a single purchaser or group of purchasers acting together, then the Board may (i) declare that all Options shall terminate 30 days after the Board gives written notice to all Optionees of their immediate right to exercise all Options then outstanding (without regard to limitations on exercise otherwise contained in the Options), or (ii) notify all Optionees that all Options granted under the Plan shall apply with appropriate adjustments as determined by the Board to the securities of the successor corporation to which holders of the numbers of shares subject to such Options would have been entitled, or (iii) some combination of aspects of (i) and (ii). The determination by the Board as to the terms of any of the foregoing adjustments shall be conclusive and binding. Any fractional shares resulting from any of the foregoing adjustments under this section shall be disregarded and eliminated.

     4.4  Change of Control.  Upon a Change of Control, all Options granted
          -----------------
under the Plan shall become exercisable immediately notwithstanding the provisions of the respective Option agreements regarding exercisability.

                                   ARTICLE V
                                    Options
                                    -------

     5.1  Option Grant and Agreement.  Each Option granted hereunder shall be
          --------------------------
evidenced by minutes of a meeting of the Board of Directors authorizing the same and by a written Stock Option Agreement dated as of the date of grant and executed by the Company and the Optionee, which Stock Option Agreement shall set forth such terms and conditions as may be determined by the Board of Directors to be consistent with the Plan.

     5.2  Option Price.  The Option Price of each share of Stock subject to
          ------------
Option shall not be less than the price quoted on the NASDAQ Bulletin Board on the date of grant.

     5.3  Option Exercise.  Options may be exercised in whole or in part from
          ---------------
time to time with respect to whole shares only, within the period permitted for the exercise thereof. Notwithstanding any other provision in this Plan, no option granted under the Plan may be exercised more than ten (10) years after the date on which it is granted. Options shall be exercised by: (i) written notice of intent to exercise the Option with respect to a specific number of shares of Stock which is delivered by hand delivery or registered or certified mail, return receipt requested, to the Company at its principal office; and (ii) payment in full to the Company at such office of the amount of the Option Price for the number of shares of Stock with respect to which the Option is then being exercised. Payment of the Option Price shall be made in cash, certified check, cashier's check or personal check.

     5.4  Nontransferability of Option.  No Option shall be transferred by an
          ----------------------------
Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder (a "Qualified Domestic Order"). During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee or the Optionee's legal guardian or personal representative.

     5.5  Effect of Termination of Service.  (a) If an Optionee's Service with
          --------------------------------
the Company shall be terminated for any reason, then the Optionee shall have the right to exercise the Optionee's Options for ninety (90) days after the date of such termination, but only to the extent that such Options were exercisable at the date of such termination; provided, however, that the Board of Directors may, but shall not be obligated to, allow such Optionee to exercise within such time any or all of the Options, if any, held by the Optionee which would not yet otherwise be exercisable. (b) No transfer of an Option by the Optionee by will, the laws of descent and distribution, or a Qualified Domestic Order shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will or the Qualified Domestic Order and/or such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of such Option.

     5.6  Rights as Shareholder.  An Optionee or a transferee of an Option shall
          ---------------------
have no rights as a shareholder with respect to any shares of Stock subject to such Option prior to the purchase of such shares by exercise of such Option as provided herein.

     5.7  Investment Intent.  Upon or prior to the exercise of all or any
          -----------------
portion of an Option, the Optionee shall furnish to the Company in writing such information or assurances as, in the Company's opinion, may be necessary to enable it to comply fully with the Securities Act of 1933, as amended, and the rules and regulations thereunder and any other applicable statutes, rules, and regulations. Without limiting the foregoing, if a registration statement is not in effect under the Securities Act of 1933, as amended, with respect to the shares of Stock to be issued upon exercise of an Option, the Company shall have the right to require, as a condition to the exercise of such Option, that the Optionee represent to the Company in writing that the shares to be received upon exercise of such Option will be acquired by the Optionee for investment and not with a view to distribution and that the Optionee agrees, in writing, that such shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel reasonably acceptable to it to the effect that such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended. The Company shall have the right to endorse on certificates representing shares of Stock issued upon exercise of an Option such legends referring to the foregoing representations and restrictions or any other applicable restrictions on resale or disposition as the Company, in its discretion, shall deem appropriate.

                                  ARTICLE VI
                              Stock Certificates
                              ------------------

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or of any portion thereof, prior to fulfillment of all of the following conditions:
(a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed, if any; (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory agency, which the Company shall in its sole discretion determine to be necessary or advisable; (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Company shall in its sole discretion determine to be necessary or advisable; and (d) The lapse of such reasonable period of time following the exercise of the Option as the Company from time to time may establish for reasons of administrative convenience.

                                  ARTICLE VII
               Termination, Amendment, and Modification of Plan
               ------------------------------------------------

     The Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify, the Plan; provided, however, that no such action of the Board without approval of the shareholders of the Company may increase the total number of shares of Stock subject to the Plan except as contemplated in Section 4.3 hereof or alter the class of persons eligible to receive Options under the Plan, and provided further that no termination, amendment, or modification of the Plan shall without the written consent of the Optionee of such Option adversely affect the rights of the Optionee with respect to an outstanding Option or the unexercised portion thereof.


                                 ARTICLE VIII
                                 Miscellaneous
                                 -------------

     8.1  Other Compensation Plans.  The adoption of the Plan shall not affect
          ------------------------
any other stock option or incentive or other compensation plans in effect for the Company, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for Directors or officers of the Company.

     8.2  Plan Expenses.  Any expenses incurred in the administration of the
          -------------
Plan shall be borne by the Company.

     8.3  Use of Proceeds.  Payments received from a Director upon the exercise
          ---------------
of Options shall be used for general corporate purposes of the Company.

     8.4  Plan Binding on Successors.  The Plan shall be binding upon the
          --------------------------
successors and assigns of the Company.

     8.5  Singular, Plural; Gender.  Whenever used herein, nouns in the singular
          ------------------------
shall include the plural, and the masculine pronoun shall include the feminine gender.

     8.6  Applicable Law.  This Plan shall be governed by and construed in
          --------------
accordance with the laws of the State of Oklahoma.

     8.7  Headings, etc., No Part of Plan.  Headings of Articles and Sections
          -------------------------------
hereof are inserted for convenience and reference; they constitute no part of the Plan.

     8.8  Severability.  If any provision or provisions of this Plan shall be
          ------------
held to be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

ADOPTED THE 7TH DAY OF JUNE, 2000 BY THE BOARD OF DIRECTORS OF WESTWOOD CORPORATION.

PROXY                                                                      PROXY


                             WESTWOOD CORPORATION

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Ernest H. McKee, Richard E. Minshall, Anthony Pantaleoni, John H. Williams, Sr. and William J. Preston, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend the Annual Meeting of Stockholders of Westwood Corporation (herein, the "Company") to be held in the executive offices of the Company on December 14, 2000, at 10:00 a.m., Central Standard Time, and any adjournment(s) thereof, with all powers the undersigned would possess if personally present, and to vote thereat, as provided below, the number of shares the undersigned would be entitled to vote if personally present.

             THE BOARD RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

Proposal 1:  Election of Directors.
----------

[_]  FOR all nominees listed below except as marked to the contrary

[_]  WITHHOLD AUTHORITY to vote for all nominees listed below
     -------- ---------

(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.)

          Ernest H. McKee                  John H. Williams, Sr.
          Richard E. Minshall              William J. Preston
          Anthony Pantaleoni

IF AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE IS NOT WITHHELD, THIS PROXY SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

Proposal 2:  Amendment of 1992 Directors' Stock Option Plan.
----------

[_]  FOR            [_]  AGAINST             [_]     ABSTAIN

Proposal 3:  Approval of 2000 Directors' Stock Option Plan.
----------

[_]  FOR            [_]  AGAINST             [_]     ABSTAIN


Every properly signed Proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1, AND IN FAVOR OF PROPOSAL 2 AND PROPOSAL 3. All prior proxies are hereby revoked.

This Proxy will also be voted in accordance with the discretion of the proxies or proxy on any other business. Receipt is hereby acknowledged of the Notice of Annual Meeting, Proxy Statement and 2000 Annual Report to Stockholders of the Company.


                                     ___________________________________________

                                     ___________________________________________
                                     Signature(s)

                                     Dated: ___________________, 2000


(Please sign exactly as name appears on stock certificates. When signing as an attorney, executor, administrator, trustee, guardian, etc., give full title as such. For joint accounts, each joint owner should sign.)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.